                                                                    Exhibit 99.1


                                                                  Execution Copy
                                                                  --------------

                              SETTLEMENT AGREEMENT
                              --------------------

         SETTLEMENT AGREEMENT, dated August 26, 1998 ("Agreement"), by and among Wyser-Pratte & Co. Inc., a New York corporation, Guy P. Wyser-Pratte, a natural person, and Eric Longmire, a natural person (the foregoing Persons (as defined below) being collectively referred to herein as the "Wyser-Pratte Group"); and Telxon Corporation, a Delaware corporation (the "Company").

         WHEREAS, on June 11, 1998, certain members of the Wyser-Pratte Group furnished the Company with a submission dated June 11, 1998 (the "Advance Notice Submission") of their intention to (i) nominate, and solicit proxies in support of, one candidate to stand for election (the "Nomination") to the Company's Board of Directors (the "Board") at the Company's 1998 Annual Meeting of Shareholders (the "1998 Annual Meeting") and (ii) propose, and solicit proxies in support of, five binding resolutions (the "Bylaw Proposals") and one non-binding resolution (the "Expense Proposal" and, together with the Bylaw Proposals, the "Proposals") at the 1998 Annual Meeting (collectively, the Nomination and the Proposals referred to herein as the "Proxy Contest");

         WHEREAS, the Company commenced an action captioned TELXON CORPORATION
V. GUY P. WYSER-PRATTE AND WYSER-PRATTE & CO. INC., C.A. No. 98-403, against certain members of the Wyser-Pratte Group in the United States District Court for the District of Delaware (the "Federal Litigation");

         WHEREAS, certain members of the Wyser-Pratte Group commenced an action captioned GUY P. WYSER-PRATTE V. TELXON CORPORATION, C.A. No. 16580, against the Company in the Court of Chancery of the State of Delaware (the "Delaware Litigation" and, together with the Federal Litigation, the "Pending Litigation");

         WHEREAS, the Pending Litigation arises out of and relates to the Proxy Contest; and

         WHEREAS, the Company and the members of the Wyser-Pratte Group have determined that the interests of the Company and its shareholders, and the interests of the members of the Wyser-Pratte Group, would best be served by avoiding the substantial expense and disruption that could be expected to result from the Proxy Contest and the Pending Litigation, subject to the terms and conditions set forth herein.




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         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and representations set forth herein, and intending to be legally bound hereby, the parties to this Agreement hereby agree as follows:

         1. SETTLEMENT OF PENDING LITIGATION; MUTUAL RELEASE; BOARD COMPOSITION; RELATED MATTERS.

              (a) Promptly after the date of this Agreement, (i) the Company shall take all steps necessary to dismiss, as to those members of the Wyser-Pratte Group who are defendants therein, the Federal Litigation without prejudice as to such members of the Wyser-Pratte Group, and without costs or expenses, and (ii) Guy P. Wyser-Pratte shall take all steps necessary to dismiss, as to the Company, the Delaware Litigation without prejudice, and without costs or expenses.

              (b) (i) Each member of the Wyser-Pratte Group, on its or his behalf, and on behalf of its or his heirs, estates, personal representatives, directors, officers, successors, predecessors, subsidiaries, principals, Affiliates and Associates (the "Wyser-Pratte Releasors"), hereby releases and forever discharges and covenants not to sue, the Company or any of its successors, subsidiaries, Affiliates, directors, officers, employees, agents, representatives, attorneys, advisors or consultants (collectively, the "Company Releasees"), in connection with or with respect to any and all claims, suits or causes of action, whether based on any foreign, federal or state law or right of action, direct, indirect or representative in nature, foreseen or unforeseen, known or unknown (collectively, "Claims"), which any or all of the Wyser-Pratte Releasors has, has had or will have against any or all of the Company Releasees, of any kind whatsoever arising out of or related to any act or omission by any Company Releasee from the beginning of the world and prior to the date of this Agreement, other than such Claims as may arise out of or relate to the execution, delivery, performance or enforcement of this Agreement.

                (ii) The Company, on its behalf, and on behalf of its directors, officers, successors, predecessors, subsidiaries, principals, Affiliates and Associates (the "Company Releasors"), hereby releases and forever discharges and covenants not to sue, each member of the Wyser-Pratte Group, and their respective successors, subsidiaries, Affiliates, directors, officers, employees, agents, representatives, attorneys, advisors and consultants (collectively, the "Wyser-Pratte Releasees"), in connection with or with respect to any and all Claims which any or all of the Company Releasors has, has had or will have against any or all of the Wyser-Pratte Releasees, of any kind whatsoever arising out of or related to any act or omission by any Wyser-Pratte Releasee from the beginning of the world and prior to the date of



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



this Agreement, other than such Claims as may arise out of or relate to the execution, delivery, performance or enforcement of this Agreement.

              (c) Promptly after the date of this Agreement, the Company may submit to the Wyser-Pratte Group, and the Wyser-Pratte Group may submit to the Company, a list of candidates proposed by it to fill the one existing vacancy on the Board (the "Vacancy"). Promptly after such candidates have been submitted, the Company and the Wyser-Pratte Group shall consult with each other to select from among such candidates one new director to fill the Vacancy by no later than October 31, 1998 (the "Wyser-Pratte Group Nominee"). In the event that the Company and the Wyser-Pratte Group shall fail to agree on a candidate to fill the Vacancy in the manner set forth above on or before October 31, 1998, the Board shall promptly take all actions necessary to cause Jonathan R. Macey to be appointed to fill the Vacancy by such date. Each member of the Wyser-Pratte Group acknowledges that (i) to the best of its or his knowledge, there are no circumstances that would preclude Mr. Macey from serving as a member of the Board and (ii) he believes Mr. Macey is a suitable nominee for election to the Company's Board.

              (d) Effective the date of this Agreement, each member of the Wyser-Pratte Group hereby irrevocably withdraws the Advance Notice Submis-sion, the Nomination and each Proposal and hereby irrevocably terminates the Proxy Contest. Each member of the Wyser-Pratte Group shall abstain from voting any shares owned by him or it in the election of directors at the 1998 Annual Meeting; and no member of the Wyser-Pratte Group shall grant or otherwise give his or its proxy to any Person with respect to any such shares.

              (e) During the period commencing on September 1, 1998 and ending on May 31, 1999, the Company shall take all corporate actions necessary to declare the terms and conditions of the Rights Agreement dated as of August 25, 1987, as amended and restated as of July 31, 1996, between the Company and KeyBank National Association, as rights agent, and the rights granted thereunder, inapplicable to any Qualifying Offer (as defined below) from and after the day that is 31 business days after the commencement (as such term is used in Rule 14d-2 promulgated by the SEC (as defined below) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such offer through and until the earliest to occur of (i) the date on which such offer no longer constitutes a Qualifying Offer as a result of any amendment to such offer, (ii) the date on which such offer is with drawn and (iii) May 31, 1999. As used in this Agreement, the term "Qualifying Offer" means any fully financed, all-cash tender offer to purchase all of the outstanding shares of Common Stock, par value $.01 per share, of the Company ("Common



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



Stock"), on a fully diluted basis: (i) that is subject to Section 14(d)(1) of the Exchange Act; (ii) that is first proposed on or after September 1, 1998;
(iii) that is subject to no condition other than (A) the tender to the offeror of at least a majority of the fully diluted shares of Common Stock, (B) the expiration of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 applicable to the purchase of Common Stock pursuant to the offer, (C) satisfaction of the offeror with the results of due diligence performed in accordance with this Agreement and (D) other customary conditions dealing with the following subjects: (1) pending or threatened legal or administrative proceedings, (2) governmental action or enactment or application of statutes or regulations, (3) extraordinary changes in economic or political conditions, (4) extraordinary actions or transactions by the Company with respect to its capitalization and (5) agreement with the Company on an alternative transaction; and (iv) pursuant to which, the holder of each share of Common Stock will receive in cash for such share upon consummation of such offer the greater of (A) an amount in excess of $40 (before giving effect to any reclassification, share combination, share subdivision, share dividend, share exchange or similar transaction) and (B) an amount equal to the product of (1)
1.4 multiplied by (2) the average closing price per share of Common Stock on the Nasdaq National Market System, as quoted in The Wall Street Journal, during the twenty trading day period ending on the day before the fifth trading day immediately preceding the date on which the first public announcement of such offer is made. If a Qualified Offer is amended one or more times (other than to decrease the price to be paid for shares of Common Stock), such amendments shall not be deemed to result in a new offer for purposes of the calculation provided for in subparagraph (iv) or determining the 31 business day period referred to above. If prior to making a cash tender offer, an offeror publicly announces a proposal to acquire all the outstanding shares of Common Stock for cash, the first public announcement of such cash tender offer shall be deemed to have been made when such proposal is publicly announced, for purposes of the calculation provided for in subparagraph (iv). For so long as any offer shall constitute a Qualifying Offer, the Company shall permit the offeror to conduct such due diligence as the Board reasonably determines to be necessary to allow such offeror to determine whether to consummate such offer, subject to the terms and conditions of a customary confidentiality agreement not including standstill provisions.



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



         2.    ADDITIONAL COVENANTS OF THE WYSER-PRATTE GROUP.

              (a) The covenants and agreements contained in this Section 2 shall terminate on January 1, 2000 (the "Standstill Termination Date").

              (b) Each member of the Wyser-Pratte Group jointly and severally agrees that during the period commencing on the date hereof and ending on the Standstill Termination Date, without the prior written consent of the Board specifically expressed in a resolution adopted by a majority of the entire Board (other than any Wyser-Pratte Nominee), it or he will not, and will cause each of its or his Affiliates and Associates not to, directly or indirectly, take any of the following actions with respect to a shareholders meeting held, or shareholder consent delivered, on or before January 1, 2000:

                 (i) acquire, offer or propose to acquire, or agree to acquire (except, in any case, by way of stock dividends or other distributions or rights to purchase Voting Securities authorized by the Board and made available to holders of Voting Securities (as defined below) generally or to the Company's non-employee directors pursuant to any compensatory plan of the Company, provided, that any such securities so received shall be subject to the provisions hereof), directly or indirectly, whether by purchase, tender offer or exchange offer, through the acquisition of control of another Person, by joining a partnership, limited partnership, syndicate, association or other "group" (within the meaning of Section 13(d)(3) of the Exchange Act) or otherwise, any Voting Securities;

                 (ii) whether in connection with the 1998 Annual Meeting, the Proxy Contest or otherwise, make, or in any way participate, directly or indirectly, in any "solicitation" (as such term is defined in Rule 14a-1(l) promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act ("Rule 14a-1(l)")) of proxies or consents (whether or not relating to the election or removal of directors), seek to advise, encourage or influence any Person with respect to the voting of any Voting Securities, initiate, propose or otherwise "solicit" (as such term is defined in Rule 14a-1(l)) shareholders of the Company for the approval of shareholder proposals whether made pursuant to Rule 14a-8 promulgated by the SEC under the Exchange Act or otherwise, induce or attempt to induce any other Person to initiate any such shareholder proposal, or otherwise communicate with the Com-pany's shareholders or others pursuant to the rules governing the solicitation of proxies promulgated by the SEC under the Exchange Act with respect to any such proposal;




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



                 (iii) subject to Section 5 hereof, make any public announcement with respect to any proposal or offer involving any merger, consolidation, business combination, tender offer or exchange offer, sale or purchase of assets, sale or purchase of securities, dissolution, liquidation, restructuring, recapitalization or similar transactions of or involving the Company or any of its Affiliates;

                 (iv) form, join or in any way participate in any "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any Voting Securities;

                 (v) deposit any Voting Securities in any voting trust or subject any Voting Securities to any agreement or other arrangement with respect to the voting of any Voting Securities;

                 (vi) execute any written consent as shareholders with respect to the Company or its Voting Securities;

                 (vii) otherwise act, alone or in concert with others, to control or seek to control, or influence or seek to influence, the Board, the management or the policies of the Company, other than through non-public communications with the directors of the Company, including the Wyser-Pratte Nominee acting in his capacity as a director of the Company;

                 (viii) seek, alone or in concert with others, (A) to call a meeting of shareholders, (B) representation on the Board, except as specifically set forth in paragraph (b) of Section 1 hereof, or (C) the removal of any member of the Board;

                 (ix) make any publicly disclosed proposal regarding any of the foregoing;

                 (x) publicly disclose any request to amend, waive or terminate any provision of this Agreement; or

                 (xi) take or cause others to take any action inconsistent with any of the foregoing.





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         3.   REPRESENTATIONS AND WARRANTIES OF THE WYSER-PRATTE GROUP.

              (a) Each member of the Wyser-Pratte Group which is not a natural person represents and warrants on its own behalf that it has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

              (b) Each member of the Wyser-Pratte Group which is not a natural person represents and warrants on its own behalf that this Agreement has been duly authorized, executed, and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

              (c) Each member of the Wyser-Pratte Group who is a natural person represents and warrants on his own behalf that he has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

              (d) Each member of the Wyser-Pratte Group who is a natural person represents and warrants on his own behalf that this Agreement has been duly executed and delivered and constitutes his valid and binding obligation, enforceable against him in accordance with its terms.

              (e) The members of the Wyser-Pratte Group represent and warrant that (i) together with their Affiliates and Associates, such members benefi-cially own an aggregate of 800,000 shares of Voting Securities as set forth by beneficial owner and amount on Exhibit A attached hereto and (ii) such Voting Securities constitute all of the Voting Securities of the Company beneficially owned by the members of the Wyser-Pratte Group and such Affiliates and Associates.

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants as follows:

              (a) The Company has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

              (b) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.



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              5.   PRESS RELEASE; CONFIDENTIALITY. Upon execution of this Agree-
ment, the Company and the Wyser-Pratte Group shall issue a joint press release in the form attached as Exhibit B hereto (the "Joint Press Release"). None of the parties hereto will make any public statement (including any statement in any filing with the SEC or any other governmental agency) regarding this Agreement or any event occurring prior to the date hereof that is inconsistent with, or otherwise contrary to, the statements in the Joint Press Release or that is critical of any other such party or its actions. Nothing herein shall limit, preclude or prevent either the Company or any member of the Wyser-Pratte Group from making any public statement regarding this Agreement or any event occurring prior to the date hereof that is neither inconsistent with, nor otherwise contrary to, the statements in the Joint Press Release, nor critical of any other party hereto or its actions, provided that all such public statements shall be in compliance with applicable securities laws and consistent with any such party's fiduciary duties to the Company. All parties hereto shall maintain confidential all information, including documents and other written materials, disclosed to it by any other party as the result of discovery provided in connection with the Pending Litigation, except (i) as required by applicable law (including federal and state securities laws) or (ii) as required in any action by or before any court or other governmental agency.

              6. EXPENSES. The Company shall reimburse the Wyser-Pratte Group for their reasonable, documented, out-of-pocket expenses incurred in connec-tion with the Proxy Contest, the Pending Litigation (notwithstanding Section 1(a) hereof) and the negotiation of this Agreement (the "Wyser-Pratte Expenses") in an aggregate amount not to exceed $250,000. The Company shall pay the Wyser-Pratte Expenses by check or wire transfer within ten business days after receipt by the Company of an invoice with respect to the same, together with supporting documentation (such as law firm billing statements), from the Wyser-Pratte Group.

              7. SPECIFIC PERFORMANCE. Each of the members of the Wyser-Pratte Group, on the one hand, and the Company on the other hand, hereby ac knowledges and agrees that irreparable injury to the other party or parties (as the case may be) hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be compensable in damages. It is accordingly agreed that (a) each party hereto (the "Moving Party") shall be entitled to specific enforcement of the terms hereof and (b) the other parties hereto will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity.




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              8.   NO WAIVER. Any waiver by any party hereto of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party hereto to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

              9. CERTAIN DEFINITIONS. As used in this Agreement, (a) the term "Person" shall mean any natural person, partnership, corporation, group, syndicate, trust, government or agency thereof, or any other association or entity; (b) the terms "Affiliates" and "Associates" shall have the respective meanings set forth in Rule 12b-2 promulgated by the SEC under the Exchange
Act and shall include Persons who are Affiliates or Associates of any Person on the date hereof and who become Affiliates or Associates of any Person subsequent to the date hereof; and (c) the term "Voting Securities" shall mean the shares of Common Stock and any other securities of the Company entitled to vote in the election of directors, or securities convertible into, or exercisable or exchangeable for, such Common Stock or such other securities, whether or not subject to the passage of time or other contingencies. When used in this Agreement, the word "including" shall be deemed to be followed by the words "without limitation."

              10. SUCCESSORS AND ASSIGNS. All the terms and provisions of this Agreement shall inure to the benefit of and shall be enforceable by the respective successors and permitted assigns of the parties hereto; provided that neither the Company, on the one hand, nor any member of the Wyser-Pratte Group, on the other hand, may assign or otherwise transfer its rights, duties or other interests hereunder without the prior written consent of the other party hereto.

              11. SURVIVAL OF REPRESENTATIONS. All representations, warranties, covenants, agreements and understandings made by the parties in this Agreement or pursuant hereto shall survive the date hereof until the Standstill Termination Date, provided that Section 5 hereof shall survive indefinitely.

              12. ENTIRE AGREEMENT; AMENDMENT. This Agreement contains the entire understanding of the parties hereto with respect to its subject matter. There are no representations, warranties, agreements, covenants or undertakings other than those expressly set forth herein. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or permitted assigns.




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




              13. HEADINGS. The captions and section headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

              14. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been given on the day when delivered by hand, on the day when sent by telecopy and confirmed and on the fifth business day after being deposited in the mail (registered or certified, postage prepaid, return receipt requested) to the respective parties hereto as follows:

              If to the Company:

                           Telxon Corporation
                           3330 West Market Street
                           Akron, Ohio  44333
                           Attention: Legal Department
                           Telecopy:  (330) 664-2009

              with a copy to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           One Rodney Square
                           Wilmington, Delaware  19801
                           Attention: Steven J. Rothschild, Esquire
                           Telecopy: (302) 651-3000

              If to one or more members of the Wyser-Pratte Group:

                           Wyser-Pratte & Co. Inc.
                           63 Wall Street
                           New York, New York  10005
                           Attention: Mr. Guy P. Wyser-Pratte
                           Telecopy: (212) 495-5360




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



              with a copy to:

                           Howard, Smith & Levin
                           1330 Avenue of the Americas
                           New York, New York  10019
                           Attention: Leonard Chazen, Esquire
                           Telecopy: (212) 841-1010

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above, provided that any change of address or addressee shall be deemed given only upon receipt.

              15. GOVERNING LAW; FORUM; SERVICE OF PROCESS. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without reference to conflicts of law principles.

              16. COUNTERPARTS. This Agreement may be executed in counter parts, each of which shall be deemed an original, but each of which together shall constitute one and the same Agreement.

              17. WYSER-PRATTE GROUP REPRESENTATIVE. Each member of the Wyser-Pratte Group hereby irrevocably appoints Guy P. Wyser-Pratte, as such member's attorney-in-fact and representative (the "Representative"), to act in such member's place and stead, to do any and all things and to execute any and all documents and give and receive any and all notices or instructions in connection with this Agreement and the transactions contemplated hereby. Notwithstanding any provision hereof to the contrary, the Company shall be entitled to rely upon, as being binding on each member of the Wyser-Pratte Group, any action taken by the Representative or upon any document, notice, instruction or other writing given or executed by the Representative, and any such act, document, notice, instruction or other writing shall bind each member of the Wyser-Pratte Group.

                           [SIGNATURE PAGE FOLLOWS]



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              IN WITNESS WHEREOF, and intending to be legally bound hereby, each of the undersigned parties has executed and delivered, or caused to be executed and delivered, this Settlement Agreement on the date first above written.


                               TELXON CORPORATION



                               By: /s/ Kenneth W. Haver
                                  ----------------------------
                                       Kenneth W. Haver
                                       Senior Vice President


                               WYSER-PRATTE & CO. INC.


                               By: /s/ Guy P. Wyser-Pratte
                                  ----------------------------
                                       Guy P. Wyser-Pratte
                                       President



                               /s/ Guy P. Wyser-Pratte
                               -------------------------------
                               Guy P. Wyser-Pratte



                               /s/ Eric Longmire
                               -------------------------------
                               Eric Longmire





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